Exhibit 99.1
                                                                   [Exelon Logo]

                              Exelon Corporation -
                            A Measure of Our Strength
                             Oliver D. Kingsley, Jr.
                         Senior Executive Vice President

                           Lehman Brothers Conference
                                  New York City
                                September 4, 2002

                                                                   [Exelon Logo]

                           Forward-Looking Statements
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2001 Annual Report and those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

                                                                   [Exelon Logo]



                             One Company, One Vision

Exelon strives to build exceptional value - by becoming the best and most consistently profitable electricity and gas company in the United States.
   To succeed, we must....
        -        LIVE UP TO OUR COMMITMENTS
        -        PERFORM AT WORLD-CLASS LEVELS
        -        INVEST IN OUR CONSOLIDATING INDUSTRY

                                                                                                 [Exelon Logo]


                                 What Is Exelon?

 ----------------------------------- -------------------------- ----------------------- ---------------------
                                                                     US Electric                US
                                                                     Companies              Companies
 ----------------------------------- -------------------------- ----------------------- ---------------------
 Retail Electric Customers                  5.1 Million                  1st                     -

 Nuclear Capacity                            15K MWs*                    1st                     -

 US Generating Capacity                      41K MWs**                   1st                     -

 2001 Revenue                              $15.1 Billion                 9th                   135th

 2001 Net Income                           $1.4 Billion                  2nd                    53rd

 Market Cap                           $16.6 Billion (8/27/02)       4th (8/27/02)         106th (8/27/02)
 ----------------------------------- -------------------------- ----------------------- ---------------------

* Includes AmerGen investment
** Includes AmerGen and Sithe investments

                                                                   [Exelon Logo]

                         YTD Relative Stock Performance

[This slide includes a line chart depicting Exelon's stock performance relative to the PHL Utility Average, S&P 500 Index and S&P Utility Index from December 31, 2001 to August 29, 2002. Exelon's stock followed the same trends but outperformed the indices for the comparison period. See data points below expressed as percentages as compared to December 31, 2001 values:

                           PHL      S&P     S&P
                           Utility  500     Elec Util
                  EXC      Avg.      Index  Index
-------------------------------------------------------------
12/31/2001        100      100      100     100
1/2/2002          101.25   101.21   100.57  101.19
1/3/2002          101.09   100.58   101.5   100.46
1/4/2002          100.02   99.91    102.13  99.8
1/7/2002          100.36   100.66   101.46  100.51
1/8/2002          98.79    99.28    101.1   99.09
1/9/2002          97.22    99.41    100.61  98.99
1/10/2002         98.93    99.92    100.74  99.49
1/11/2002         98.71    99.14    99.78   98.53
1/14/2002         100.77   100.27   99.16   99.36
1/15/2002         100.56   100.76   99.84   99.68
1/16/2002         100.46   100.53   98.21   99.74
1/17/2002         98.16    98.77    99.2    98.02
1/18/2002         97.77    98.99    98.21   98.04
1/22/2002         96.14    97.89    97.49   96.69
1/23/2002         96.68    97.99    98.27   96.94
1/24/2002         97.87    98.41    98.61   97.08
1/25/2002         97.93    98.41    98.71   97.05
1/28/2002         97.99    98.16    98.69   96.68
1/29/2002         97.7     96.46    95.87   94.78
1/30/2002         100.27   96.43    96.99   94.66
1/31/2002         102.84   97.94    98.44   96.13
2/1/2002          104.7    98.17    97.75   96.64
2/4/2002          105.45   97.58    95.33   95.72
2/5/2002          105.05   96.41    94.94   94.43
2/6/2002          104.43   94.95    94.38   92.74
2/7/2002          105.68   95.38    94.08   93.41
2/8/2002          105.7    95.37    95.48   93.52
2/11/2002         106.22   96.13    96.85   94.4
2/12/2002         108.1    96.59    96.47   94.99
2/13/2002         105.24   97.09    97.42   95.35
2/14/2002         104.37   96.64    97.25   94.93
2/15/2002         105.05   95.14    96.18   93.43
2/19/2002         103.2    93.79    94.36   93.43
2/20/2002         103.34   93.8     95.64   91.8
2/21/2002         101.36   93.21    94.15   91.22
2/22/2002         103.28   94.03    94.93   92.01
2/25/2002         103.74   94.04    96.63   91.91
2/26/2002         103.82   94.64    96.63   92.67
2/27/2002         103.97   95.43    96.67   93.44
2/28/2002         102.92   95.59    96.4    93.5
3/1/2002          105.51   97.11    98.58   94.97
3/4/2002          105.99   98.46    100.5   96.64
3/5/2002          106.2    99.6     99.83   98.06

3/6/2002          109.38   101.1    101.28  99.9
3/7/2002          109.42   101.14   100.82  100.13
3/8/2002          108.6    100.65   101.41  99.79
3/11/2002         109.13   101.05   101.76  100.21
3/12/2002         108.58   100.07   101.52  99.15
3/13/2002         107.98   99.34    100.52  98.33
3/14/2002         109.44   99.52    100.43  98.49
3/15/2002         109.48   99.81    101.57  98.77
3/18/2002         110.19   100.66   101.52  99.98
3/19/2002         110.55   100.85   101.93  100.39
3/20/2002         108.19   100.59   100.33  100.04
3/21/2002         110.09   103.17   100.48  102.84
3/22/2002         111.11   103.07   100.05  102.67
3/25/2002         110.9    102.75   98.59   102.42
3/26/2002         108.81   102.12   99.16   101.49
3/27/2002         110.36   103.32   99.7    102.93
3/28/2002         110.63   103.52   99.94   103.19
4/1/2002          110.13   103      99.87   102.65
4/2/2002          109.65   103.35   99.01   102.98
4/3/2002          109.65   103.17   98.02   102.68
4/4/2002          109.02   103.85   98.11   103.04
4/5/2002          108.06   103.4    97.79   102.58
4/8/2002          108.83   103.78   98.01   102.78
4/9/2002          107.66   103.15   97.36   102.05
4/10/2002         109.96   104.55   98.47   103.59
4/11/2002         108.77   103.07   96.13   102.2
4/12/2002         108.92   103.45   96.77   102.67
4/15/2002         108.31   101.7    96.03   101.42
4/16/2002         109.5    102.85   98.28   102.74
4/17/2002         109.69   104.02   98.08   103.43
4/18/2002         110.11   104.52   97.94   104.32
4/19/2002         111.63   105.01   98      104.93
4/22/2002         112.78   105.15   96.49   104.99
4/23/2002         112.78   105.93   95.9    105.67
4/24/2002         113.62   105.91   95.21   105.66
4/25/2002         112.55   104.55   95.07   104.26
4/26/2002         113.58   103.73   93.75   103.67
4/29/2002         111.51   104.25   92.8    103.71
4/30/2002         113.41   105.31   93.8    104.73
5/1/2002          114.04   104.99   94.63   104.49
5/2/2002          114.35   105.29   94.47   104.96
5/3/2002          114.83   105.45   93.5    105.03
5/6/2002          115.71   105.3    91.69   104.99
5/7/2002          117.52   104.5    91.41   104.39
5/8/2002          118.88   104.96   94.84   104.87
5/9/2002          116.96   104.16   93.46   104.05
5/10/2002         116.88   102.53   91.89   102.38
5/13/2002         114.97   102.3    93.6    101.79
5/14/2002         114.66   102.55   95.58   101.73
5/15/2002         114.58   101.11   95.03   100.56
5/16/2002         110.78   98.48    95.66   98.16
5/17/2002         108.58   97.27    96.39   97.42
5/20/2002         108.4    99.06    95.1    99.13
5/21/2002         108.92   99.65    94.06   99.91
5/22/2002         112.8    102      94.59   102.21
5/23/2002         114.72   102.81   95.56   103.05

5/24/2002         114.04   102.39   94.4    102.89
5/28/2002         113.39   102.02   93.6    102.54
5/29/2002         112.16   100.34   93      101.05
5/30/2002         113.83   99.29    92.73   100.55
5/31/2002         111.72   98.89    92.95   99.97
6/3/2002          109.34   96.53    90.65   97.8
6/4/2002          110.25   97.34    90.65   98.4
6/5/2002          110.42   96.25    91.45   97.36
6/6/2002          107.52   93.78    89.64   94.96
6/7/2002          108.29   93.58    89.5    95.22
6/10/2002         109.65   94.15    89.78   96.18
6/11/2002         109.98   94.04    88.29   96.05
6/12/2002         111.05   95.13    88.87   96.59
6/13/2002         112.03   96.04    87.93   97.05
6/14/2002         110.07   95.41    87.74   96.15
6/17/2002         110.69   96.63    90.25   97.21
6/18/2002         112.99   97.8     90.34   98.06
6/19/2002         113.28   97.11    88.84   97.24
6/20/2002         110.76   95.32    87.65   96.09
6/21/2002         111.32   95.87    86.16   96.42
6/24/2002         108.81   94.18    86.47   94.71
6/25/2002         108.23   93.85    85.02   94.35
6/26/2002         107.87   93.22    84.8    93.6
6/27/2002         107.98   93.55    86.29   93.97
6/28/2002         109.23   95.09    86.22   95.46
7/1/2002          107.44   93.29    84.37   94.05
7/2/2002          105.89   91.58    82.58   92.29
7/3/2002          105.26   90.82    83.09   91.59
7/5/2002          105.05   91.59    86.15   92.24
7/8/2002          103.63   90.88    85.1    91.31
7/9/2002          100.77   88.15    82.99   88.57
7/10/2002         96.83    82.94    80.17   83.8
7/11/2002         98.98    85.94    80.78   86.58
7/12/2002         94.8     82.59    80.25   84.21
7/15/2002         94.51    83.84    79.95   86.2
7/16/2002         95.24    81.27    78.47   83.88
7/17/2002         93.57    80.79    78.92   83.16
7/18/2002         92.38    78.2     76.79   81.05
7/19/2002         88.99    74.53    73.84   76.96
7/22/2002         88.64    73.69    71.41   76.34
7/23/2002         84.27    68.05    69.48   70.27
7/24/2002         91.9     74.37    73.46   76.19
7/25/2002         95.13    77.43    73.05   79.55
7/26/2002         93.9     75.87    74.28   77.98
7/29/2002         92.42    76.46    78.3    78.63
7/30/2002         100.38   81.84    78.63   83.82
7/31/2002         102.44   82.8     79.4    84.97
8/1/2002          100.25   80.61    77.06   82.44
8/2/2002          97.68    79.07    75.28   81.03
8/5/2002          98.08    78.8     72.7    80.8
8/6/2002          100.5    81.6     74.87   83.63
8/7/2002          100.65   82.13    76.37   84.15
8/8/2002          101.96   83.25    78.87   85.26
8/9/2002          102.76   83.59    79.14   85.51
8/12/2002         103.84   84.95    78.72   87.08
8/13/2002         100.21   83.02    77.02   84.66

8/14/2002         104.34   85.66    80.1    87.17
8/15/2002         103.03   85.29    81.03   86.76
8/16/2002         101.48   83.98    80.9    85.74
8/19/2002         103.28   84.97    82.81   86.64
8/20/2002         104.16   85.12    81.65   86.7
8/21/2002         108.4    87.42    82.69   88.92
8/22/2002         108.17   88.59    83.85   90.33
8/23/2002         106.75   87.13    81.95   88.97
8/26/2002         107.39   88.96    82.57   90.64
8/27/2002         107.29   87.497   81.42   89.54
8/28/2002         106.12   87.15    79.95   88.87
8/29/2002         104.45   86.02    79.94   87.53]

                                                                   [Exelon Logo]

                          Strategic Initiatives Update

     - Cost Management Initiative
     - Sithe Energies Investment
     - Midwest Generation contract
     - Provider of Last Resort (POLR) filing
     - Enterprises Path to Value

                                                                   [Exelon Logo]

                       Cost Management Initiative Success

     - CMI is ongoing initiative, not a one-shot austerity program
     - Results to date - better than plan
        o        Target for 2002:  $200 million
        o        Actual through July:  $133 million
     - Commitment for 2003
        o        Savings targets included in 2003 planning; 2002 base built in
        o        Continued focus on sustainable savings
        o        CMI teams are still active

                                                                   [Exelon Logo]


                                 Sithe Portfolio

- Sithe New England assets
      - Operating, merchant plants - 1,644 MWs
      - Under construction - 2,421 MWs
- Other Sithe assets
      - Operating, merchant plants - 344 MWs
      - Operating, qualifying facilities - 977 MWs
      - Under construction - 230 MWs
      - Under advanced development - 1,600 MWs

                                                                   [Exelon Logo]

                    Midwest Gen Contract Provides Flexibility

- Exelon/Midwest Generation contract runs through 2004
        - Includes options for supply choices
- July 1 - decision on option coal generation
        - Turned back 2,684 MWs
        - Retained 1,265 MWs
         -Assured adequate supply, reliability of T&D system
- October - decision on options for Collins (2,698 MWs) and peakers (994 MWs)
- Midwestern area has seen active development of new peaker capacity
- Opportunity for Exelon to restructure its portfolio

                                                                   [Exelon Logo]

                    Illinois Provider of Last Resort Proposal

- Offer fixed-price service for mass-market customers
- Petitioned ICC to declare large commercial and industrial class (usage at or above 3 MW) competitive
        - Implementation would begin June 2003, be fully implemented June 2006
        - Covers about 370 customers representing a 2,500-MW load
 - Free up capacity in Midwest for competitors

                                                                   [Exelon Logo]

                           Enterprises Paths to Value

|--------------------------------------|                          |---------------------------------|
|                                      |                          |                                 |
|        Current Focus                 |                          |  Paths to Value                 |
|--------------------------------------|                          |---------------------------------|
|  A   |                               |                          |  Immediate exit/close           |
|  l   |                               |                          |  - Losses/Low return            |
|  l   |                               |                          |  - No business unit fit         |
|      | Achieving Profitable          |                          |---------------------------------|
|  B   | Operations                    |                          |                                 |
|  u   |                               |                          |  Exit upon market recovery      |
|  s   |                               |                  \       |  - Timing of sale               |
|  i   |                               |  ---------------- \      |  - No strategic fit             |
|  n   |-------------------------------|                    \     |---------------------------------|
|  e   |                               |                    /     |                                 |
|  s   |                               |  ---------------- /      |  Fix then exit                  |
|  s   | Releasing Maximum             |                  /       |  - Improve Value                |
|  e   | Value to the                  |                          |                                 |
|  s   | Corporation                   |                          |---------------------------------|
|      |                               |                          |                                 |
|      |                               |                          |  Fix and Hold                   |
|      |                               |                          |  - Exceed cost of capital       |
|      |                               |                          |  - Increase value short term|   |
|      |                               |                          |  - Strategic fit                |
|      |                               |                          |---------------------------------|
|      |                               |                          |                                 |
|      |                               |                          |  Divest profitable businesses   |
|      |                               |                          |      for cash                   |
|------|-------------------------------|                          |---------------------------------

                                                                   [Exelon Logo]

                             Upcoming Events in 2002

- Midwest Generation options
- Illinois Commerce Commission decisions on ComEd audit and
  POLR filing
- Additional Sithe-related transactions
- Q3 earnings results

                                                                   [Exelon Logo]

                           Our Vision = Value Creation

- Committed to Growth
- Capitalize on Strengths
- Focus on Fundamentals and Discipline
- Committed to Performance